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                                                                    EXHIBIT 10.7


                   JOINT VENTURE AND SHAREHOLDERS' AGREEMENT

                                    between

                                Stoneridge, Inc.

                                Alphabet Division

                                       and

                                  CONNECTO AB


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                    JOINT VENTURE AND SHAREHOLDERS' AGREEMENT

This Agreement is made and entered into on this 25th day of August 1997 at Warren, Ohio by and between

Stoneridge, Inc., represented by its Alphabet Division ("Alphabet"), a corporation organized and existing under the laws of Ohio, U.S.A.

and

Connecto AB ("Connecto"), a corporation organized and existing under the laws of Sweden.

1.      INTRODUCTION

1.1 Connecto and Alphabet are both in the power distribution systems business. Connecto has a strong position on the Scandinavian market while Alphabet has a strong position on the North American market. The parties share the view THAT global presence and economies of scale are becoming of increasing importance in the power distribution systems components business as large customers are more and more relying on one rather than many suppliers in a particular field, and, further, THAT it is important to have production facilities in

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        low cost countries, as a way to compensate for decreasing margins in the business as well as to gain a foothold on the large emerging markets.

1.2 In light of the above, the parties have formed a strategic alliance, evidenced by a co-operation agreement dated August 25, 1997 (the "Co-operation Agreement"). Pursuant to said agreement, APPENDIX, the parties shall primarily co-operate by establishing joint venture companies limited by shares, initially in Europe and South America for the purpose of manufacturing and selling power distribution systems. Such joint venture companies shall not only be production facilities but also sales and marketing vehicles for the parties' products and services to the extent found practicable by the parties.

1.3 The parties are in agreement that the first South American venture (the "Company") shall be located in Brazil and that Alphabet shall primarily be responsible for establishing the Company. In the Company, Alphabet will have a shareholding equal to 60 per cent of the capital and votes of the Company, whereas Connecto will own the remaining 40 per cent of the shares, representing a corresponding share of the Company's capital and votes.

1.4 To establish the Company, the parties hereby enter into this Agreement, stipulating that the parties shall jointly establish, own and operate the Company on the terms and conditioned contained herein. Any deviations from this Agreement made necessary due to any requirements stipulated by local laws and regulations shall be mutually agreed between the parties.

2.      ESTABLISHING THE COMPANY

2.1 Alphabet shall no later than September 1, 1997 present to Connecto a detailed business plan as regards the conditions for establishing the Company, after which the parties shall in writing agree on the suitable form and location of the

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        Company. Connecto is required to render any reasonable assistance requested by Alphabet in preparing the business plan, which plan shall include, inter alia

        - market analysis;

        - market potential;

        - cost models;

        - possible location sites of production facility;

        - management issues;

        - time schedule;

        - financial investments; and

        - local political and financial situation.

2.2 The parties shall no later than September 15, 1997, in writing agree on the size of their initial capital contribution to the Company. The initial capital contribution is expected to be in the range of US Dollars 1.5-2.0 million, with a maximum outlay of US Dollars 4.0 million, and shall be contributed to the Company in the form of equity or as loans or guarantees by the parties in proportion to their respective shareholdings in the Company. The initial capital shall be contributed by the parties in cash unless the parties otherwise agree. In the event the parties should agree on contribution in kind, the value of such contribution shall be assessed by a reputable accounting firm jointly chosen by the parties. During the term of the Agreement, the maximum outlay to the Company may be increased, provided both parties agree thereto. If, in such event, one party should refrain from investing more money in the Company, the other party may take on such additional investment, whereupon the first party's ownership percentage shall be reduced accordingly.

2.3 Alphabet shall at its own cost commission such local counsel as is necessary for the drawing up of the articles of association of the Company, [a share purchase agreement], and any other legal documents necessary to establish the

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        Company, all in a form to be agreed by the parties. Such documents shall accurately reflect the parties' intentions as set forth in this Agreement. Alphabet shall incorporate, or begin filing for the incorporation of, the Company no later than September 1, 1997. It is the intention of the parties to have an operation facility in place in Brazil before the end of 1997.

3.      OPERATION OF THE COMPANIES

3.1 For the development and operation of the Company the parties have agreed on the following guidelines:


        a) the agreement shall be a long-term engagement between the parties;

        b) the business of the Company shall be conducted on sound and businesslike principles;

        c) the business of the Company shall be conducted in a cost-efficient manner;

        d) both parties shall have a clear insight into the Company's finances and other material matters; and

        e) both parties shall be informed of all matters of a strategical nature to the Company.

3.2 During the term of this Agreement neither Connecto nor Alphabet shall go into the power distribution systems business in South America on its own, but only through the Company.



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3.3     Both parties undertake to use their best efforts to promote the business of the Company, and to contribute any human and technical resources the Company would reasonably desire to procure from the parties. All dealings between the parties and the Company shall be on an arm's length basis.

        A method for reimbursing Alphabet and Connecto for services rendered to the Company shall be determined. Reimbursable expenses may include areas such as

        -       engineering services

        -       technical services

        -       sales services

        -       out-of-pocket expenses

3.3.1   Alphabet shall undertake to ensure that the Company shall at all times

        a) keep accurate, true, complete and separate books of account of all transactions and dealings carried out by the Company;

        b) conduct its business and affairs in compliance with law and all other relevant rules and regulations;

        c) prepare and regularly update quarterly management accounts, operating statistics and financial information;

        d) apply such accounting policies as may from time to time be in compliance with Brazilian as well as US GAAP;

        e) protect all confidential information whether it belongs to the Company or to the parties;


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        f)      adequately insure and keep so insured, against all risk usually insured against by companies carrying on the same or similar business, for full replacement of reinstatement value and with a reputable insurance company, all the assets or activities of the Company of an insurable nature;

        g) no later than 30 days after the end of each quarter of each financial year of the Company deliver to the parties: (i) the profit and loss accounts of the Company for such quarter and for the period from the beginning of the financial year, and (ii) the related balance sheet of the Company as at the end of such quarter, (iii) reports of revenue, expense and cash flow and a statement of source and application of funds for each quarter and for the applicable financial year to the date of such report, (iv) projected expenses and capital expenditures to be incurred during the quarter immediately succeeding the end of that quarter, all in reasonable detail and (v) a report specifically stating all material transactions between the Company and the parties to this Agreement that have taken place during the preceding quarter;


        h) no later than 60 days after the end of each financial year of the Company, prepare and deliver to each party: (i) audited profit and loss accounts of the Company for that financial year, and (ii) the related audited balance sheet of the Company as at the end of such year, all in reasonable detail, and (iii) the directors' report on and notes to such accounts and balance sheet;

        i) no later than five (5) days after the end of each month provide the parties with adequate information as regards sales, cost for raw material, cost for



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                personnel, operating profit, depreciations and financial costs and profits after depreciations and financial net; and

        j) from time to time, with reasonable promptness, provide such further information regarding the business and affairs of the Company as either party may reasonably request.

4.      BOARD OF DIRECTORS

4.1     (a)     The board of directors shall consist of five persons, with a maximum of five deputy directors. Each party shall have the right to appoint one director for each full twenty per cent ownership of the shares. The party holding the majority of the shares shall always have the right to nominate the chairman.

        (b) Each of the parties may appoint one deputy for every director appointed by such a party. The deputy directors may attend any meetings of the board of directors. As long as the ordinary director is present, the deputy director may not exercise any voting powers.

        (c) From time to time during the term of this Agreement, each party, as applicable, may, and shall, upon the death, disability, resignation or removal of any director designated by such party, appoint a successor director, and shall promptly notify the Company and the other party of such appointment. The parties shall not exercise their rights or votes so as to remove a director from office without the prior written consent of the party appointing that director.

        (d) If a party for any reason whatsoever reduces the percentage of shares held by it to less than 15 per cent of the capital of the Company, such





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                party shall not have the right to appoint any directors of the board. and any director or directors then in office appointed by such a party shall automatically and immediately cease to hold office, unless the parties agree otherwise in writing.

        4.2 The parties agree to keep the Company indemnified against any claim for loss of office by any director removed by it or otherwise ceasing to hold office pursuant to the provisions of this Agreement.

        4.3     (a)     Each director present at any meeting shall have one (1)
                        vote and the chairman of the board shall have a casting vote.

                (b) Except as expressly provided for herein, the quorum for the board shall be two directors or their deputies, representing both of the parties.

                (c)     Each director shall be given not less than twenty-eight
                        (28) days' notice in writing of a meeting of the board and not less than seventy-two (72) hours' notice in writing of an adjourned meeting, or in emergency such shorter period as may be reasonable, provided that reasonable efforts shall be used in emergency to give notice to all directors. Every such notice shall be accompanied by a written agenda and, so far as reasonably practicable, such other documents and information as shall be reasonably required by the director for the purposes of the meeting. Each director shall be entitled to pass all such information and any other information he acquires as a director to such individual officers or employees of his appointor as reasonably have an interest in knowing the same for the purposes of such party's investment in the Company. Any director may waive his right to receive a notice of meeting of the board either generally or in


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                        respect of specific meetings.

                (d) The board shall meet not less than twice a year on a site convenient for the parties. Each party shall be entitled to have present at each meeting of the board, in addition to its designated directors, such officers or other employees or professional advisers as it shall reasonably deem appropriate.

        4.4 The following decisions may not be made unless at least four (4) directors, representing both parties, approve:

                (i) the appointment and dismissal of the Company's managing director;

                (ii) any major changes as regards the business of the Company;

                (iii) decisions to enter into share or asset sale/purchase agreements of a substantial nature to the Company;

                (iv) the lending of substantial amounts of money or the incurrence of any substantial indebtedness, in excess of what has been provided for in an approved business plan;

                (v) major investments in excess of a capital cost of US Dollars 20,000, or the equivalent in local currencies;

                (vi) the passing of are solution for the winding up or liquidation of the Company;

                (vii) issuing or selling any debt or equity security of the Company or any Production facility or options or other rights therefor;


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                (viii)  amending the organizational or governing documents of the Company or any Production facility;

                (ix)    filing a voluntary petition for bankruptcy;

                (x) merging or consolidating the Company or any Production facility with or into any other entity;

                (xi) incurring or permitting the incurrence of any lien, security interest or other encumbrance or restriction upon any significant asset of the Company or any Production facility, except in the ordinary course of business;

                (xii) entering into any material contract outside the ordinary course of the Company's or any Production facility's business;

                (xiii) form any Production facility or make any investment in any other entity;

                (xiv)   adopt or modify any business plan; or

                (xv) adopt or modify any significant benefit arrangement for officers or employees.

5.      FINANCING

5.1 The Company shall primarily be financed through its own earnings. To this end, the parties agree, during the Company's first three financial years, not to distribute annually more than 25 per cent of the Company's lawfully distributable earnings as dividend to its owners, and to retain any additional




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        earnings in the Company in order to consolidate its financial position.
        After the Company's third financial year the distribution of the Company's lawfully distributable earnings shall be determined by the board of directors. Such distribution shall always be in an amount sufficient to permit the parties to pay their respective taxes, resulting from or related to the ownership of shares in the Company.

5.2 The parties undertake to be the primary source for providing any external financing to the Company and to contribute capital in proportion to their respective shareholding in the Company, unless otherwise agreed in writing.

6.      VOTING

6.1 Each of the parties undertake to exercise its right to vote for the shares owned in the Company at each time at shareholders' meetings (either by itself or by proxy), at board meetings or otherwise, in accordance with the provisions of this Agreement.

6.2 A party shall be entitled to exercise his right to vote for the full number of shares represented by the party at a shareholders' meeting without any limitation.

7.      RESTRICTIONS ON TRANSFER OR ENCUMBRANCE

7.1 Unless otherwise agreed the parties shall remain shareholders in the Company for at least five (5) years from the date hereof, and under no circumstances, except as provided in section 8, shall either party thereafter, directly or indirectly, voluntarily transfer any shares or any right, title or interest therein without the prior written consent of the other party to this Agreement.






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7.2     In order that the intention of the parties with, respect to the transfer of shares shall not be frustrated or impaired, no party shall at any time directly or indirectly encumber any shares without the prior written consent of the other party to this Agreement except as provided in section 8.1.

8.      VOLUNTARY TRANSFERS

8.1 Notwithstanding section 7 above each party hereto may at any time or times transfer any right, title or interest in all of its shares to any person or entity who is a "Permissible Transferee" with respect to the transferor. "Permissible Transferee" with respect to the transferor means any affiliate of a party, provided that the transferee gives an undertaking to the Company and to the other party that if it ceases for any reason to be affiliated with the ultimate holding company of the transferor, it will, immediately before so ceasing, transfer the legal and beneficial interest in all of its shares in the Company to a company which is affiliated at the time of the transfer by the transferee with the company which is the ultimate holding company of the transferor as at the date of the transfer to the transferee and which before such transfer has given an equivalent undertaking to the Company and to the other party.

8.2 No party wishing to transfer any shares under this section 8 may do so without first procuring that the proposed transferee enters in an agreement of adherence with the continuing party hereto to observe, perform and be bound by all the terms of this Agreement which are capable of applying to such person. The Company shall not register any person or entity as a holder of any share unless and until such a agreement has been duly executed and an original counterpart thereof has been delivered to the Company. Upon being so registered that party shall be deemed to be a party to this Agreement.



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8.3     If any party hereto ("the Initial Transferor") transfers shares to a
        Permissible Transferee pursuant to section 8.1 such Permissible Transferee shall not thereafter transfer any such shares pursuant to section 8. 1, other than to a person who is a Permissible Transferee with respect to the Initial Transferor. Prompt notice of any transfer pursuant to section 8.1 shall be given by the transferor and transferee to the other party.

8.4 A party wishing to voluntarily transfer shares (a "Voluntary Transferor") to any person or entity other than a Permissible Transferee may do so only after it has complied with the following:

        (i) The Voluntary Transferor shall first obtain a bona fide cash offer (the "Offer") in writing for the acquisition of its shares by an independent, willing third party who shall not be a third party whose acquisition of an interest in the shares concerned would give rise to any default, or to any right of termination becoming exercisable, under any licence or similar granted or proposed to be granted to the Company.

        (ii) The Voluntary Transferor shall give not less than thirty (30) days' written notice to the other party of the Voluntary Transferor's intention to transfer all or part of its shares. Each such notice shall contain all the terms and conditions of the Offer, a copy of the Offer and the name of the person or entity making the Offer and (if an entity) the person or persons believed to control it.

        (iii) The other party shall have the irrevocable and exclusive right, but not the obligation, to purchase all of the shares that are the subject of the Offer on the terms and conditions set forth in the Offer. Any election by the other party to exercise a right provided pursuant to this paragraph shall be made by written notice to the Voluntary Transferor

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                within thirty (30) days of notice of the Offer being given to the other party and shall state the number of shares the said party is willing to purchase. If the other party does not elect to purchase all of the offered shares, then the voluntary transfer shall have the right, but not the obligation, to sell all but not less than all of the offered shares, within 60 days, to the third party specified in the offer notice, for a price not less than the price specified in the offer notice.

8.5 When the five year period stated in section 7.1 above have lapsed, a party to this Agreement (the "Offeror") shall be at liberty to make a bid for all of the other party's (the "Offeree") shares in the Company. Such bid has to be accepted or rejected in writing within (60) days from receipt of it. If the Offeree rejects the bid, it is obligated, within sixty (60) days from the date of the rejection, to acquire all of the Offeror's shares in the Company for a price per share equal to the Offeror's bid.

9.      CONFIDENTIALITY

9.1 This Agreement shall in its entirety be dealt with confidentially by the parties unless otherwise agreed in writing. All information of a confidential nature which a party learns from the other party or from the Company shall be dealt with confidentially by the receiving party and may not be disclosed to any third party. A party which voluntarily or involuntarily ceases to be a party to this Agreement undertakes hereby to treat the Agreement in its entirety as confidential.

9.2 However, information shall not be considered confidential pursuant to this Agreement if the receiving party can show



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        (i)     that such information was known to it without an obligation of confidentiality when the information in question was received from the other party or from the Company;

        (ii) that it received such information legally or obtained it from a third party without being instructed to keep the information confidential; or

        (iii) that such information is or will become known to the public other than as a result of the receiving party's failure to observe the confidentiality obligation.

10.     CORPORATE NAME

If a party desires to sell or transfer all its shares in the Company to the other party or to an unaffiliated third party, or in any other way intends to divest all its shares in the Company, the parties jointly undertake, at the written request of the disposing party, to take any steps necessary to change the name of the Company so that it does not contain any reference to the whole or part of the corporate name of the party who does not intend to remain a shareholder of the Company.

11.     TERM OF AGREEMENT

11.1 This Agreement shall terminate five (5) years from the date of agreement, by either party giving one (1) year's written notice. Unless terminated, the Agreement will be automatically prolonged for two (2) years at a time. During periods of prolongation, the same notice period shall apply as during the initial term of the Agreement.

11.2    This Agreement shall be immediately terminated upon

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        (i)     the consummation of any merger or consolidation to which the
                Company is a party (except any merger or consolidation immediately following which a majority of the shares of the surviving or resulting company shall be held by the parties and any Permissible Transferee);

        (ii) any admission to listing of, or quotation of, or commencement of dealing in, the shares of the Company pursuant to a public offering;

        (iii) the unanimous written consent of both parties to the termination hereof, or

        (iv) any order being made or a resolution being passed for the winding up or liquidation of the Company.

        Termination will not affect the accrued liability of any party for any default, but accrued but unperformed obligations shall cease to apply save for obligations which expressly or by implication are to survive termination.

11.3 In the event the Co-operation Agreement, or any other agreement between the parties, should be terminated, such termination shall have no effect on the validity of this Joint Venture and Shareholders' Agreement.

12.     MISCELLANEOUS

12.1 This Agreement shall apply to all of the parties' shares or other securities in THE Company, at present as well as in the future. The term "share" or "shares" in this Agreement shall also encompass any other securities from time to time issued by the Company and outstanding.






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12.2    Copies of this Agreement shall be filed with the Secretary of the
        Company at the office of the Company. Each certificate representing shares of the Company shall bear the following endorsement:

        The securities represented by this certificate are issued, accepted and held in accordance with the terms of an Agreement dated August 25, 1997. A copy of such Agreement has been filed at the office of the Company and will be made available for inspection by the person named in this Certificate or anyone designated by him in writing on application to the Company subject to the execution of a confidentiality undertaking in such terms as the Company may request. This certificate and the securities represented hereby may not be made subject to direct or indirect sale, assignment, transfer, mortgage, pledge, hypothecation or other encumbrance or disposition, except as provided in such Agreement, to all of which and to which Agreement the holder hereof, by the acceptance hereof, agrees.

12.3 Each of the parties acknowledges that damages may not be an adequate remedy if it or its transferee or its legal representative is in breach of any of the restrictions or obligations imposed hereby. Therefore, each party consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved party.

12.4 All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telefax or in writing and telefaxed, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or at such other address as shall be designated by either of the parties in a written notice to the other party. Except

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        as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telefax or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

12.5 If any provision hereof, or the application of any such provision, should be held invalid by a court or tribunal of competent jurisdiction, the remainder of this Agreement, or the application of such provision, shall not be affected thereby.

13.     GOVERNING LAW

The Agreement shall be governed by and construed in accordance with the laws of Brazil.

14.     JURISDICTION

Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be subject to the non-exclusive jurisdiction of the courts of Brazil. However, to the extent this provision conflicts with the arbitration clause contained in the Co-operation Agreement entered into by the parties, such arbitration clause shall be deemed to govern, i.e., any disputes the subject of which is governed by this Agreement as well as the aforementioned Co-operation Agreement, shall exclusively be settled by arbitration rather than by the courts of Brazil or any other courts.


                                 -------------


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This Agreement has been executed in two (2) original i copies of which the parties have taken one copy each.

STONERIDGE, INC.                           CONNECTO AB
ALPHABET DIVISION



By: /s/ David L. Thomas                    By: /s/ Lars Eje Larson
   ----------------------------               -------------------------------
Title: President                           Title: President
      -------------------------                  ----------------------------

Address                                    Address
for Notices:                               for Notices:

8700 East Market St.                       Marknadsgatan 3
-------------------------------            ---------------------------------
Warren, Ohio 44484                         82430 Hudiksvall
-------------------------------            ---------------------------------
                                           SWEDEN
-------------------------------            ---------------------------------

-------------------------------            ---------------------------------



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                   JOINT VENTURE AND SHAREHOLDERS' AGREEMENT

                                    between

                                  CONNECTO AB

                                       and

                                Stoneridge, Inc.

                                Alphabet Division


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                    JOINT VENTURE AND SHAREHOLDERS' AGREEMENT

This Agreement is made and entered into on this 25th day of August 1997 at Warren, Ohio by and between

Connecto AB ("Connecto"), a corporation organized and existing under the laws of Sweden,

and

Stoneridge, Inc., represented by its Alphabet Division ("Alphabet"), a corporation organized and existing under the laws of Ohio, U.S.A.

1.      INTRODUCTION

1.1 Connecto and Alphabet are both in the power distribution systems business. Connecto has a strong position on the Scandinavian market while Alphabet has a strong position on the North American market. The parties share the view THAT global presence and economies of scale are becoming of increasing importance in the power distribution systems business as large customers are more and more relying on one rather than many suppliers in a particular field. and, further, THAT it


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                                                                               2



        is important to have production facilities in low cost countries, as a way to compensate for decreasing margins in the business as well as to gain a foothold on the large emerging markets.

1.2 In light of the above, the parties have formed a strategic alliance, evidenced by a co-operation agreement dated August 25, 1997 (the "Co-operation Agreement"). Pursuant to said agreement, APPENDIX, the parties shall primarily co-operate by establishing joint venture companies limited by shares, initially in Europe and South America for the purpose of manufacturing and selling power distribution systems. Such joint venture companies shall not only be production facilities but also sales and marketing vehicles for the parties' products and services to the extent found practicable by the parties.

1.3 The parties are in agreement that the European venture (the "Company") shall be located in Europe with, initially, a Polish Production facility (the "Production facility") and that Connecto shall primarily be responsible for establishing the Company and the Production facility. In the Company, Connecto will have a shareholding equal to 60 per cent of the capital and votes of the Company, whereas Alphabet will own the remaining 40 per cent of the shares, representing a corresponding share of the Company's capital and votes.

1.4 To establish the Company and the Production facility, the parties hereby enter into this Agreement, stipulating that the parties shall jointly establish, own and operate the Company and the Production facility on the terms and conditioned contained herein. Any deviations from this Agreement made necessary due to any requirements stipulated by local laws and regulations shall be mutually agreed between the parties.

2.      ESTABLISHING THE COMPANY AND THE PRODUCTION FACILITY

2.1 Connecto shall no later than September 1, 1997 present to Alphabet a detailed business plan as regards the conditions for establishing the Company and the Production facility. The parties are in agreement that the Company shall be a European company incorporated by shares. The exact location of the Production facility shall be decided by the parties jointly within eight weeks after the presentation of the business plan. Alphabet is required to render any reasonable assistance requested by Connecto in preparing the business plan, which plan shall include, inter alia

        - market analysis;

        - market potential;

        - cost models;

        - possible location sites of production facility;

        - management issues;

        - time schedule;

        - financial investments; and

        - local political and financial situation.

2.2 The parties shall no later than September 15, 1997, in writing agree on the size of their initial capital contribution to the Company. The initial capital contribution is expected to be in the range of SEK 12-16 million, including the capital necessary to establish the Production facility, with a maximum outlay of SEK 24 million, and shall be contributed to the Company in the form of equity or as loans or guarantees by the parties in proportion to their respective shareholdings in the Company. The initial capital shall be contributed by the parties in cash unless the parties otherwise agree. In the event the parties should agree on contribution in kind, the value of such contribution shall be assessed by a reputable accounting firm jointly chosen by the parties. During the term of the Agreement, the maximum outlay to the Company may be increased, provided both parties agree thereto. If, in such event, one party should refrain from investing more money in the Company, the other party may take on such additional investment, whereupon the first party's ownership percentage shall be reduced accordingly.

2.3 Connecto shall at its own cost commission such local counsel as is necessary for the drawing up of the articles of association of the Company and the Production facility, a share purchase agreement for the Company and/or the Production facility and any other legal documents necessary to establish the Company and the Production facility, all in a form to be agreed by the parties. Such documents shall accurately reflect the parties' intentions as set forth in this Agreement. The Company shall be incorporated no later than October 31, 1997, at which date documentation for the filing for registration of the Production facility shall also have been made with the relevant Polish authorities. It is the intention of the parties to have an operation facility in place in Poland before the end of 1997.

3.      OPERATION OF THE COMPANY

3.1 For the development and operation of the Company and the Production facility the parties have agreed on the following guidelines:

        a) the agreement shall be a long-term engagement between the parties;

        b) the business of the Company shall be conducted on sound and businesslike principles;

        c) the business of the Company shall be conducted in a cost-efficient manner,

        d) both parties shall have a clear insight into the Company's finances and other material matters; and

        e) both parties shall be informed of all matters of a strategical nature to the Company.

3.2 The Company shall be the joint sales and marketing vehicle for Connecto and Alphabet in Europe for power distribution systems, with the purpose of serving all Connecto's and Alphabet's customers in Europe, with the exception of Connecto's customers in Scandinavia and Finland.

        Notwithstanding the above the Company shall have the right to serve Connecto's present customers, Scania, Volvo and VCE, with power distribution systems and components not presently supplied by Connecto. Alphabet shall also have the right to make regular sales calls to Volvo in Sweden in order to promote Alphabet's supply of harnesses in North America.

        In order to promote the business of the Company, Connecto and Alphabet shall endeavour to bring in new customers to the Company, as well as new business opportunities for existing customers. The company shall utilize certain resources of Alphabet's existing branch office in Frankfurt. Manufacture of products, sold by the Company and/or Connecto or Alphabet shall, to the extent practicable, be made at the Production facility.

3.3 Both parties undertake to use their best efforts to promote the business of the Company and the Production facility, and to contribute any human and technical resources the Company and/or the Production facility may reasonably request from the parties. All dealings between the parties on the one side and the Company and the Production facility on the other side shall be on an arm's length basis.

        A method for reimbursing Alphabet and Connecto for services rendered to the Company shall be determined. Reimbursable expenses may include areas such as

        - engineering services

        - technical services

        - sales services

        - services provided by the German branch office

        - out-of-pocket expenses

3.4 Connecto shall undertake to ensure that the Company and the Production facility shall at all times

        a) keep accurate, true, complete and separate books of account of all transactions and dealings carried out by the Company and the Production facility;

        b) conduct its respective business and affairs in compliance with law and all other relevant rules and regulations;

        c) prepare and regularly update quarterly management accounts, operating statistics and financial information;

        d) apply accounting policies that from time to time will be in compliance with Swedish and, as regards the Production facility, with Polish as well as Swedish GAAP;

        e) protect all confidential information whether it belongs to the Company and the Production facility or to the parties;

        f) adequately insure and keep so insured, against all risk usually insured against by companies carrying on the same or similar business, for full replacement of reinstatement value and with a reputable insurance company, all the assets or activities of the Company and the Production facility of an insurable nature;

        g) no later than 30 days after the end of each quarter of each financial year of the Company deliver to the parties: (i) the profit and loss accounts of the Company and the Production facility for such quarter and for the period from the beginning of the financial year, and (ii) the related balance sheet of the Company and the Production facility as at the end of such quarter, (iii) reports of revenue, expense and cash flow and a statement of source and application of funds for each quarter and for the applicable financial year to the date of such report, (iv) projected expenses and capital expenditures to be incurred during the quarter immediately succeeding the end of that quarter, all in reasonable detail and (v) a report specifically stating all material transactions between the Company and the Production facility on the one side and the parties to this Agreement on the other side that have taken place during the preceding quarter;


        h) no later than 60 days after the end of each financial year of the Company, prepare and deliver to each party: (i) audited profit and loss accounts of the Company and the Production facility for that financial year, and (ii) the related audited balance sheet of the Company and the Production facility as at the end of such year, all in reasonable detail, and (iii) the directors' report on and notes to such accounts and balance sheet;

        i) no later than five (5) business days after the end of each month provide the parties with adequate information as regards sales, cost for raw material, cost for personnel, operating profit, deprecations and financial net; and

        j) from time to time, with reasonable promptness, provide such further information regarding the business and affairs of the Company and the Production facility as either party may reasonably request.

4.     BOARD OF DIRECTORS

4.1     a)      The board of directors shall consist of five persons, with a maximum of five deputy directors. Each party shall have the right to appoint one director for each full twenty per cent ownership of the shares. The party holding the majority of the shares shall always have the right to nominate the chairman.

        b) Each of the parties may appoint one deputy for every director appointed by such party. The deputy directors may attend any meetings of the board of directors. As long as the ordinary director is present, the deputy director may not exercise any voting powers.

        C) From time to time during the term of this Agreement, each party, as applicable, may, and shall, upon the death, disability, resignation or removal of any director designated by such party, appoint a successor director, and shall promptly notify the Company and the other party of such appointment. The parties shall not exercise their rights or votes so as to remove a director from office without the prior written consent of the party appointing that director.

        d) If a party for any reason whatsoever reduces the percentage of shares held by it to less than 15 per cent of the capital of the Company, such party shall not have the right to appoint any directors of the board, and any director or directors then in office appointed by such a party shall automatically and immediately cease to hold office, unless the parties agree otherwise in writing.

4.2 The parties agree to keep the Company indemnified against any claim for loss of office by any director removed by it or otherwise ceasing to hold office pursuant to the provisions of this Agreement.

4.3     a)      Each director present at any meeting shall have one (1) vote and the chairman of the board shall have a casting vote.

        b) Except as expressly provided for herein, the quorum for the board shall be two directors or their deputies, representing both of the parties.

        c) Each director shall be given not less than twenty-eight (28) days' notice in writing of a meeting of the board and not less than seventy-two (72) hours' notice in writing of an adjourned meeting, or in emergency such shorter period as may be reasonable, provided that reasonable efforts shall be used in emergency to give notice to all directors. Every such notice shall be accompanied by a written agenda and, so far as reasonably practicable, such other documents and information as shall be reasonably required by the director for the purposes of the meeting. Each director shall be entitled to pass all such information and any other information he acquires as a director to such individual officers or employees of his appointor as reasonably have an interest in knowing the same for the purposes of such party's investment in the Company. Any director may waive his right to receive a notice of meeting of the board either generally or in respect of specific meetings.

        d) The board shall meet not less than twice a year on a site convenient for the parties. Each party shall be entitled to have present at each meeting of the board, in addition to its designated directors, such officers or other employees or professional advisers as it shall reasonably deem appropriate.

4.4 The following decisions may not be made unless at least four (4) directors, representing both parties, approve:


        (i) the appointment and dismissal of the Company's managing director;

        (ii) the nomination of directors of the board of the Production facility;

        (iii) any major changes as regards the business of the Company or the Production facility;

        (iv) decisions to enter into share or asset sale/purchase agreements of a substantial nature to the Company or the Production facility;

        (v) the lending of substantial amounts of money or the incurrence of any substantial indebtedness, in excess of what has been provided for in an approved business plan;

        (vi) major investments in excess of a capital cost of SEK 150,000, or the equivalent in local currencies;

        (vii) the passing of a resolution for the winding up or liquidation of the Company or the Production facility;

        (viii) issuing or selling any debt or equity security of the Company or any Production facility or options or other rights therefor;

        (ix) amending the organizational or governing documents of the Company or any Production facility;

        (x)     filing a voluntary petition for bankruptcy;

        (xi) merging or consolidating the Company or any Production facility with or into any other entity;

        (xii) incurring or permitting the incurrence of any lien, security interest or other encumbrance, or restriction upon any significant asset of the Company or any Production facility, except in the ordinary course of business;

        (xiii) entering into any material contract outside the ordinary course of the Company's or any Production facility's business;

        (xiv) form any Production facility or make any investment in any other entity;

        (xv)    adopt or modify any business plan; or

        (xvi) adopt or modify any significant benefit arrangement for officers or employees.

5.      FINANCING

5.1 The Company shall primarily be financed through its own earnings. To this end, the parties agree, during the Company's first three financial years, not to distribute annually more than 25 per cent of the Company's lawfully distributable earnings as dividend to its owners, and to retain any additional earnings in the Company in order to consolidate its financial position. After the Company's third financial year the distribution of the Company's lawfully distributable earnings shall be determined by the board of directors. Such distribution shall always be in an amount sufficient to permit the parties to pay their respective taxes, resulting from or related to the ownership of shares in the Company.

5.2 The parties undertake to be the primary source for providing any external financing to the Company and to contribute capital in proportion to their respective shareholding in the Company, unless otherwise agreed in writing.

6.      VOTING

6.1 Each of the parties undertake to exercise its right to vote for the shares owned in the Company at each time, at shareholders' meetings (either by itself or by proxy), at board meetings or otherwise, in accordance with the provisions of this Agreement.

6.2 A party shall be entitled to exercise his right to vote for the full number of shares represented by the party at a shareholders' meeting without any limitation.

7.     RESTRICTIONS ON TRANSFER OR ENCUMBRANCE

7.1 Unless otherwise agreed the parties shall remain shareholders in the Company for at least five (5) years from the date hereof, and under no circumstances, except as provided in section 8, shall either party thereafter, directly or indirectly, voluntarily transfer any shares or any right, title or interest therein without the prior written consent of the other party to this Agreement.

7.2 In order that the intention of the parties with respect to the transfer of shares shall not be frustrated or impaired, no party shall at any time directly or indirectly encumber any shares without the prior written consent of the other party to this Agreement except as provided in section 8.1.

8.     VOLUNTARY TRANSFERS

8.1 Notwithstanding section 7 above each party hereto may at any time or times transfer any right, title or interest in all of its shares to any person or entity who is a "Permissible Transferee" with respect to the transferor. "Permissible Transferee" with respect to the transferor means any affiliate of a party, provided that the transferee gives an undertaking to the Company and to the other party that if it ceases for any reason to be affiliated with the ultimate holding company of the transferor, it will, immediately before so ceasing, transfer the legal and beneficial interest in all of its shares in the Company to a company which is affiliated at the time of the transfer by the transferee with the company which is the ultimate holding company of the transferor as at the date of the transfer to the transferee and which before such transfer has given an equivalent undertaking to the Company and to the other party.


8.2 No party wishing to transfer any shares under this section 8 may do so without first procuring that the proposed transferee enters in an agreement of adherence with the continuing party hereto to observe, perform and be bound by all the terms of this Agreement which are capable of applying to such person. The Company shall not register any person or entity as a holder of any share unless and until such an agreement has been duly executed and an original counterpart thereof has been delivered to the Company. Upon being so registered that party shall be deemed to be a party to this Agreement.

8.3 If any party hereto ("the Initial Transferor") transfers shares to a Permissible Transferee pursuant to section 8.1, such Permissible Transferee shall not thereafter transfer any such shares pursuant to section 8.1, other than to a person who is a Permissible Transferee with respect to the Initial Transferor. Prompt notice of any transfer pursuant to section 8.1 shall be given by the transferor and transferee to the other party.

8.4 A party wishing to voluntarily transfer shares (a "Voluntary Transferor") to any person or entity other than a Permissible Transferee may do so only after it has complied with the following:

        (i) The Voluntary Transferor shall first obtain a bona fide cash offer (the "Offer") in writing for the acquisition of its shares by an independent.

        willing third party who shall not be a third party whose acquisition of an interest in the shares concerned would give rise to any default, or to any right of termination becoming exercisable, under any licence or similar granted or proposed to be granted to the Company.

(ii) The Voluntary Transferor shall give not less than thirty (30) days' written notice to the other party of the Voluntary Transferor's intention to transfer all or part of its shares. Each such notice shall contain all the terms and conditions of the Offer, a copy of the Offer and the name of the person or entity making the Offer and (if an entity) the person or persons believed to control it.

(iii) The other party shall have the irrevocable and exclusive right, but not the obligation, to purchase all of the shares that are the subject of the Offer on the terms and conditions set forth in the Offer. Any election by the other party to exercise a right provided pursuant to this paragraph shall be made by written notice to the Voluntary Transferor within thirty (30) days of notice of the Offer being given to the other party and shall state the number of shares the said party is willing to purchase. If the other party does not elect to purchase all of the offered shares, then the voluntary transfer shall have the right, but not the obligation, to sell all but not less than all of the offered shares, within 60 days, to the third party specified in the offer notice, for a price not less than the price specified in the offer notice.

8.5 When the five year period stated in section 7.1 above have lapsed, a party to this Agreement (the "Offeror") shall be at liberty to make a bid for all of the other party's (the "Offeree") shares in the Company. Such bid has to be accepted or rejected in writing within (60) days from receipt of it. if the Offeree rejects the bid, it is obligated, within sixty (60) days from the date of the rejection, to acquire all of the offeror's shares in the company for a price per share equal to the Offeror's bid.

9.      CONFIDENTIALITY

9.1 This agreement shall in its entirety be dealt with confidentially by the parties unless otherwise agreed in writing. All information of a confidential nature which a party learns from the other party or from the Company or the Production facility shall be dealt with confidentially by the receiving party and may not be disclosed to any third party. A party which voluntarily or involuntarily ceases to be a party to this Agreement undertakes hereby to treat the Agreement in its entirety as confidential.

9.2 However, information shall not be considered confidential pursuant to this agreement if the receiving party can show

        (i) that such information was known to it without an obligation of confidentiality when the information in question was received from the other party or from the Company or the Production facility;

        (ii) that it received such information legally or obtained it from a third party without being instructed to keep the information confidential; or

        (iii) that such information is or will become known to the public other than as a result of the receiving party's failure to observe the confidentiality obligation.

10.    CORPORATE NAME

If a party desires to sell or transfer all its shares in the Company to the other party or to an unaffiliated third party, or in any other way intends to divest all its shares in the Company, the parties jointly undertake, at the written request of the disposing party, to take any steps necessary to change the name of the Company so that it does not contain any reference to the whole or part of the corporate name of the party who does not intend to remain a shareholder of the Company.

11.     TERM OF AGREEMENT

11.1 This Agreement shall terminate five (5) years from the date of agreement, by either party giving one (1) year's written notice. Unless terminated, the Agreement will be automatically prolonged for two (2) years at a time. During periods of prolongation, the same notice period shall apply as during the initial term of the Agreement.

11.2     This Agreement shall be immediately terminated upon


        (i) the consummation of any merger or consolidation to which the Company is a party (except any merger or consolidation immediately following which a majority of the shares of the surviving or resulting company shall be held by the parties and any Permissible Transferee);

        (ii) any admission to listing of or quotation of, or commencement of dealing in, the shares of the Company pursuant to a public offering;

        (iii) the unanimous written consent of both parties to the termination hereof, or

        (iv) any order being made or a resolution being passed for the winding up or liquidation of the Company.

        Termination will not affect the accrued liability of any party for any default, but accrued but unperformed obligations shall cease to apply save for obligations which expressly or by implication are to survive termination.

11.3 In the event the Co-operation Agreement, or any other agreement between the parties, should be terminated, such termination shall have no effect on the validity of this Joint Venture and Shareholders' Agreement.

12.     MISCELLANEOUS

12.1 This Agreement shall apply to all of the parties' shares or other securities in the Company, at present as well as in the future. The term "share" or "shares" in this Agreement shall also encompass any other securities from time to time issued by the Company and outstanding.

12.2 Copies of this Agreement shall be filed with the Secretary of the Company at the office of the Company. Each certificate representing shares of the Company shall bear the following endorsement:

        The securities represented by this certificate are issued, accepted and held in accordance with the terms of an Agreement dated August 25, 1997. A copy of such Agreement has been filed at the office of the Company and will be made available for inspection by the person named in this Certificate or anyone designated by him in writing on application to the Company subject to the execution of a confidentiality undertaking in such terms as the Company may request. This certificate and the securities represented hereby may not be made subject to direct or indirect sale, assignment, transfer, mortgage, pledge, hypothecation or other encumbrance or disposition, except as provided in such Agreement, to all of which and to which Agreement the holder hereof, by the acceptance hereof, agrees.

12.3 Each of the parties acknowledges that damages may not be an adequate remedy if it or its transferee or its legal representative is in breach of any of the restrictions or obligations imposed hereby. Therefore, each party consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved party.

12.4 All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telefax or in writing and telefaxed, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or at such other address as shall be designated by either of the parties in a written notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telefax or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

12.5 If any provision hereof, or the application of any such provision, should be held invalid by a court or tribunal of competent jurisdiction, the remainder of this Agreement, or the application of such provision, shall not be affected thereby.

13.     GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Sweden.

14.     JURISDICTION

Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the rules of the Arbitration Institute of the Stockholm Chamber of Commerce.



                                ----------------

This Agreement has been executed in two (2) original copies of which the parties have taken one copy each.

CONNECTO AB                              STONERIDGE, INC.
                                         ALPHABET DIVISION



By: /s/ Lars Eje Larson                   By: /s/ David L. Thomas
   -------------------------------          ----------------------------
Title: President                         Title: President
      ----------------------------             -------------------------

Address                                  Address
for Notices:                             for Notices:

Marknadsgatan 3                          8700 East Market St.
---------------------------------        -------------------------------
82430 Hudiksvall                         Warren, Ohio 44484
---------------------------------        -------------------------------
SWEDEN
---------------------------------        -------------------------------

---------------------------------        -------------------------------

                             CO-OPERATION AGREEMENT

                                    between

                                  Connecto AB

                                       and

                                Stoneridge, INC.
                                Alphabet Division

                             CO-OPERATION AGREEMENT

This Agreement is made and entered into on this 25th day of August 1997 at Warren, Ohio by and between

Connecto AB ("Connecto"), a corporation organized and existing under the laws of Sweden,

and

Stoneridge, Inc., represented by its Alphabet Division ("Alphabet"), a corporation organized and existing under the laws of Ohio, U.S.A.

1.          INTRODUCTION

Connecto and Alphabet are both in the power distribution systems business. Connecto has a strong position on the Scandinavian market while Alphabet has a strong position on the North American market. The parties share the view that global presence and economies of scale are becoming of increasing importance in the harness business as large customers are more and more relying on one rather than many suppliers in a particular field, and, further, that it is important to have production facilities in low cost countries, as a way to compensate for decreasing margins in the business as well as to gain a foothold on the large emerging markets. Therefore, the parties have decided to form a strategic alliance, with the goal of jointly becoming a market leader in the power distribution systems business, by way of increased cooperation in the field of technical development and through the establishment of joint venture companies as set forth below.

2.      JOINT VENTURES

2.1 The parties are in agreement that the co-operation between the parties initially and primarily shall be in the form of joint ventures which are to be established in Europe and South America at locations later to be decided by the parties. Such joint ventures shall be for the purpose of manufacturing and selling power distribution systems and not only be production facilities but also sales and marketing vehicles for the parties' products and services to the extent found practicable.

2.2 The parties are further in agreement that Connecto shall primarily be responsible for establishing the parties' European ventures and that Alphabet shall primarily be responsible for establishing the parties' South American ventures (each a "Venture" and together the "Ventures"). In the respective Venture, the primarily responsible party (the "PRP") will have a shareholding equal to 60 per cent of the capital and votes of the Venture, whereas the other party will own the remaining 40 per cent of the shares, representing a corresponding share of the company's capital and votes.

2.3 The parties shall for each Venture that they eventually decide to establish, enter into a shareholders' agreement, which agreement shall in more detail set out the terms and conditions for the parties' duties and obligations as regards the specific

        Venture. However, certain basic rules shall apply for any and all Ventures operated by the parties. Hence, as regards development and operation of Ventures the parties have agreed on the following guidelines:

        a) all Ventures shall be a long-term engagement between the parties;

        b) the business of the Ventures shall be conducted on sound and businesslike principles;

        c) the business of the Ventures shall be conducted in a cost efficient manner;

        d) both parties shall have a clear insight into the Ventures' finances and other material matters; and

        e) both parties shall be informed of all matters of a strategic nature to the Ventures.

2.4 The PRP for each Venture is responsible for the Venture developing and implementing such guidelines and manuals as are necessary for the expedient and efficient running of operations at all levels. The PRP is further responsible for quality control of the Venture's production, thereby assuring that the harnesses and other products and services produced by the Venture are of a commercially satisfactory quality.

3.      OTHER FORMS OF CO-OPERATION

3.1 In addition to establishing joint ventures, the parties intend to find other ways of co-operation, e.g. by way of sharing information and technological know-how as regards product development as well as in other key areas. To this end the parties shall exchange qualified personnel, particular in the technical field, with the purpose of using their respective experience and know-how to the mutual benefit of the parties.

3.2 Whenever possible the parties shall also promote each others' products and services, rather than the products and services of any competitors. Due to the parties' respective geographical and commercial focus, within the alliance, Connecto will have a leading position on the European market, while Alphabet will, correspondingly, have a leading position in the Americas. Nevertheless, the parties shall strive to integrate (to the extent found acceptable by the parties) their sales and marketing organizations, thereby enabling the parties to offer present and future customers a better market support than what is currently possible.

3.3 To the extent practicable, the parties shall strive to make purchases from each other rather than from third parties. Moreover, as part of the co-operation the parties shall have the right to purchase harnesses from each others' production facilities in low cost countries, currently Russia and Mexico respectively. Terms and conditions for orders from one party to the other under this clause shall be negotiated separately from time to time.

4.      SHORT AND LONG TERM GOALS OF THE ALLIANCE

4.1 In the short term, the parties, through their co-operation, have the ambition to:

        i)      improve production efficiency;

        ii)     enhance technical development; and

        iii)    strengthen competitiveness.

4.2 In the long terms, the parties, through their co-operation, have the ambition to:

        i)      establish an organization with global reach; and

        ii)     integrate the businesses of Connecto and Alphabet.

5.      CONFIDENTIALITY

5.1 This Agreement shall in its entirety be dealt with confidentially by the parties unless otherwise agreed in writing. All information of a confidential nature which a party learns from the other party shall be dealt with confidentially by the receiving party and may not be disclosed to any third party. A party which voluntarily or involuntarily ceases to be a party to this Agreement undertakes hereby to treat the Agreement in its entirety as confidential.

5.2 However, the statements made in section 5.1 above shall not be valid if the receiving party can show


        (i) that such information was known to it without an obligation of confidentiality when the information in question was received from the other party;

        (ii) that it received such information legally or obtained it from a third party without being instructed to keep the information confidential; or

        (iii) that such information is or will become known to the public other than as a result of the receiving party's failure to observe the confidentiality obligation.

5.3 The provision of section 5.1 will survive the expiration or termination of this agreement.

6.      TERM OF AGREEMENT

6.1 This Agreement shall terminate five (5) years from the date of Agreement, by either party giving one (1) year's written notice. Unless terminated, the Agreement will be automatically prolonged for two (2) years at a time. During periods of prolongation, the same notice period shall apply as during the initial terms of agreement.

6.2 In a case where the basis for the co-operation of the parties pursuant to this Agreement is fundamentally altered, the parties hereto shall carry out good faith negotiations with the purpose of resolving the matter. If the parties within eight (8) weeks after the commencement of such negotiation have not been able to agree upon what action to take, each party shall be entitled to terminate this Agreement.

6.3 Each joint venture agreement exclusively governs the parties' relationship with respect to the applicable territory and supersedes in its entirety to this agreement.

7.      MISCELLANEOUS

7.1 Each of the Parties acknowledges that damages may not be an adequate remedy if it or its transferee or its legal representative is in breach of any of the restrictions or obligations imposed hereby. Therefore, each Party consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved party.

7.2 All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing and telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or at such other address as shall be designated by either of the Parties in a written notice to the other Party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

7.3 If any provision hereof, or the application of any such provision should be held invalid by a court or tribunal of competent jurisdiction, the remainder of this Agreement, or the application of such provision, shall not be affected thereby.

8.      GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Sweden.

9.      ARBITRATION

9.1 Any dispute, controversy or claim arising out of or in connection with this agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce.

9.2 The arbitration proceeding shall take place in Stockholm and be conducted in the English language.

                                  -----------

This agreement has been executed in two (2) original copies of which the parties have taken one copy each.


CONNECTO AB                             STONERIDGE, INC.
                                        ALPHABET DIVISION

By: /s/ Lars Eje Larson                 By: /s/ David L. Thomas
   -----------------------------           --------------------------
Title: President                        Title: President
      --------------------------              -----------------------

Address                                 Address
for Notice:                             for Notice:

                                        8700 East Market St.
--------------------------------        -----------------------------
Markmadsgatan3                          Warren, Ohio 44484
--------------------------------        -----------------------------
82430 Hudiksvall
--------------------------------        -----------------------------
Sweden
--------------------------------        -----------------------------